MLP Investment Company

KYN Quarterly Report

August 31, 2015

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of August 31, 2015, we had total assets of $5.4 billion, net assets applicable to our common stock of $2.8 billion (net asset value of $24.96 per share), and 111.2 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and equity/debt securities of other Midstream Energy Companies. As of August 31, 2015, we held $5.1 billion in equity investments and no debt investments.

Recent Events

On July 23, 2015, KA Fund Advisors, LLC (“KAFA”), Kayne Anderson Capital Advisors, L.P., the managing member of KAFA (“KACALP”), and Ares Management, L.P. (“Ares”), entered into a business combination and merger agreement (the “Merger”). On October 27, 2015, KACALP and Ares announced an agreement to terminate the Merger. KAFA will continue to serve as our investment adviser, and the existing management agreement will remain in place until it expires on March 31, 2016. See Note 14 — Subsequent Events.

During August 2015, we redeemed all of our Series Q Notes ($15 million) at a price of 100.6% plus accrued interest and Series U Notes ($60 million) at par plus accrued interest that were scheduled to mature on November 9, 2015 and May 26, 2016, respectively. In addition, during September 2015, we redeemed all of our Series HH Notes ($250 million) at a price of 102% plus accrued interest that were scheduled to mature on August 19, 2016.

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of August 31, 2015.

Holding		Sector	Amount ($ millions)	Percent of Long-Term Investments
1.	Enterprise Products Partners L.P.	Midstream MLP	$654.0	12.8%
2.	Energy Transfer Partners, L.P.	Midstream MLP	603.0	11.8
3.	Kinder Morgan, Inc.	Midstream Company	451.4	8.8
4.	Williams Partners L.P.(1)	Midstream MLP	426.7	8.3
5.	Plains All American Pipeline, L.P.	Midstream MLP	311.0	6.1
6.	MarkWest Energy Partners, L.P.(2)	Midstream MLP	268.3	5.2
7.	ONEOK Partners, L.P.	Midstream MLP	227.1	4.4
8.	Buckeye Partners, L.P.	Midstream MLP	202.4	3.9
9.	Western Gas Partners, LP	Midstream MLP	200.3	3.9
10.	DCP Midstream Partners, LP	Midstream MLP	185.0	3.6

			$3,529.2	68.8%

(1)	On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P. (“WPZ”). In conjunction with this announcement, WPZ announced the termination of the merger agreement between WMB and WPZ. As of August 31, 2015, we owned $42.7 million of ETE common units and no shares of WMB.

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MANAGEMENT DISCUSSION

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(2)	On July 13, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. (“MWE”) announced the signing of a definitive merger agreement. At August 31, 2015, the Company did not own any MPLX common units.

Results of Operations — For the Three Months Ended August 31, 2015

Investment Income.    Investment income totaled $18.8 million for the quarter and consisted of net dividends and distributions on our investments. We received $95.4 million of dividends and distributions, of which $76.4 million was treated as return of capital and $0.2 million was treated as distributions in excess of cost basis. Return of capital was decreased by $0.05 million due to 2014 tax reporting information that we received in the third quarter of fiscal 2015. We also received $1.1 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $38.6 million, including $20.3 million of net investment management fees (net of a $0.4 million fee waiver), $11.8 million of interest expense (including non-cash amortization of new issuance premium and debt offering costs of $0.7 million) and $0.4 million of other operating expenses. Other operating expenses included a $0.5 million franchise tax refund. Preferred stock distributions for the quarter were $6.1 million (including non-cash amortization of offering costs of $0.3 million).

Net Investment Loss.    Our net investment loss totaled $12.4 million and included a current tax expense of $2.4 million and a deferred tax benefit of $9.8 million.

Net Realized Losses.    We had net realized losses from our investments of $8.7 million, consisting of realized losses of $14.0 million, a current tax expense of $0.7 million and a deferred tax benefit of $6.0 million.

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $708.6 million. The net change consisted of a $1,140.4 million decrease in our unrealized gains on investments and a deferred tax benefit of $431.7 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $729.7 million. This decrease was comprised of a net investment loss of $12.4 million, net realized losses of $8.7 million and a net decrease in unrealized gains of $708.6 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from PIPE investments and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2015
Distributions and Other Income from Investments
Dividends and Distributions(1)	$95.4
Paid-In-Kind Dividends(1)	1.1

Total Distributions and Other Income from Investments	96.5
Expenses
Net Investment Management Fee	(20.3)
Other Expenses	(0.4)
Interest Expense	(11.3)
Preferred Stock Distributions	(5.8)
Income Tax Benefit	7.4

Net Distributable Income (NDI)	$66.1

Weighted Shares Outstanding	111.1

NDI per Weighted Share Outstanding	$0.596

Adjusted NDI per Weighted Share Outstanding(2)	$0.622

Distributions paid per Common Share(3)	$0.6575

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $2.9 million of consideration received in two recent mergers that was intended to offset lower quarterly distributions as a result of such transactions ($11.6 million of total consideration amortized over a four-quarter period). The two transactions were the mergers of Access Midstream Partners, L.P./Williams Partners L.P. and Energy Transfer Partners, L.P./Regency Energy Partners LP. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction. Please see below for a discussion of recent merger activity and its impact on our NDI and Adjusted NDI.

(3)	The distribution of $0.6575 per share for the third quarter of fiscal 2015 was paid on October 9, 2015.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

There has been an extraordinary amount of merger activity in the MLP sector over the last year, and these mergers have generally been accomplished by the acquisition of the higher-yielding entity by the lower-yielding entity. Recent examples of transactions of this kind include: Kinder Morgan, Inc.’s acquisition of its subsidiary MLPs (Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P.) in November 2014; Access Midstream Partners, L.P.’s acquisition of Williams Partners L.P. in February 2015 (the combined entity was renamed Williams Partners L.P.); Energy Transfer Partners, L.P.’s acquisition of Regency Energy Partners LP in

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

April 2015; and Crestwood Equity Partners LP’s acquisition of Crestwood Midstream Partners LP in September 2015. In addition, there have been two other transactions that have been announced but have not closed: Energy Transfer Equity, L.P’s acquisition of The Williams Companies, Inc. and MPLX LP’s acquisition of MarkWest Energy Partners, L.P.

We expect these mergers to have an impact on our NDI over the next several quarters. In certain cases, the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing. Given that this portion of the merger consideration was to help offset lower distributions, we believe it to be appropriate to include these amounts in Adjusted NDI, and this merger consideration was one of the factors that the Board of Directors considered in determining our quarterly distribution. Nonetheless, the resulting NDI attributable to these investments, even after giving effect to the adjustments described above, is often lower as a result of these mergers. However, we believe that the resulting merged entities will generally have higher distribution growth rates, and more stable cash flows. While our NDI is lower as a result of these transactions, we expect NDI growth over the next several quarters will help offset this decline.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

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option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred shares (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

At August 31, 2015, we had total leverage outstanding of $1,805 million, which represented 34% of total assets and was comprised of $1,281 million of Notes and $524 million of MRP Shares. At August 31, 2015, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) or under our unsecured term loan (the “Term Loan”). As of such date, we had $208 million of cash that was raised through sales of securities in anticipation of debt repayment. As of October 27, 2015, we had no borrowings outstanding under either our Credit Facility or Term Loan, and we had $76 million of cash.

Our Credit Facility has total commitments of $250 million and matures on March 4, 2016. We expect to renew this facility prior to its maturity date. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

Our Term Loan has a total commitment of $150 million and matures on February 18, 2019. Borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. We pay a fee of 0.25% per annum on any unused amounts of the Term Loan.

We had $1,281 million of Notes outstanding at August 31, 2015. During August 2015, we redeemed all of our Series Q ($15 million) and Series U Notes ($60 million) that were scheduled to mature on November 9, 2015 and May 26, 2016, respectively. Additionally, during September 2015, we redeemed our floating rate Series HH Notes ($250 million) scheduled to mature on August 19, 2016. The remaining Notes mature between 2016 and 2025.

As of August 31, 2015, we had $524 million of MRP Shares outstanding. The MRP Shares outstanding are subject to mandatory redemption at various dates from 2017 through 2022.

At August 31, 2015, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 358% for debt and 254% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 375%, but at times we may be above or below our target depending on market conditions as well as certain other factors, including our total leverage asset coverage ratio and the basic maintenance amount as stated in our rating agency guidelines.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

As of August 31, 2015, our total leverage consisted of both fixed rate (86%) and floating rate (14%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.63%. Following the redemption of the Series HH Notes in September 2015, our remaining Notes and MRP Shares are 100% fixed rate obligations.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 184.6%
Equity Investments(1) — 184.6%
Midstream MLP(2) — 152.9%
Antero Midstream Partners LP	1,001	$23,176
Arc Logistics Partners LP	2,333	37,214
Buckeye Partners, L.P.	2,875	202,427
Columbia Pipeline Partners LP	887	17,597
Crestwood Midstream Partners LP(3)	8,270	64,588
DCP Midstream Partners, LP	6,561	185,026
Enbridge Energy Management, L.L.C.(4)	1,950	54,880
Enbridge Energy Partners, L.P.	3,856	109,053
Energy Transfer Partners, L.P.(5)	12,271	602,982
EnLink Midstream Partners, LP	5,515	97,227
Enterprise Products Partners L.P.(5)	23,265	653,975
EQT Midstream Partners, LP	541	42,100
Global Partners LP	2,068	66,767
Holly Energy Partners, L.P.	470	16,240
Magellan Midstream Partners, L.P.	2,522	177,945
MarkWest Energy Partners, L.P.(6)(7)	4,759	268,254
Midcoast Energy Partners, L.P.	2,079	24,487
NuStar Energy L.P.	144	7,535
ONEOK Partners, L.P.	7,019	227,051
PBF Logistics LP	589	12,226
PennTex Midstream Partners, LP	664	12,188
Phillips 66 Partners LP	203	12,647
Plains All American Pipeline, L.P.(6)	8,623	310,950
Rose Rock Midstream, L.P.	330	10,238
Shell Midstream Partners, L.P.	983	38,906
Sprague Resources LP	1,417	34,402
Summit Midstream Partners, LP	1,060	23,364
Sunoco Logistics Partners L.P.	2,446	82,743
Tallgrass Energy Partners, LP	1,273	60,181
Targa Resources Partners LP	3,655	110,350
TC PipeLines, LP	102	5,501
Tesoro Logistics LP	179	9,462
USD Partners LP	1,394	15,631
Western Gas Partners, LP	3,405	200,300
Williams Partners L.P.(8)	10,708	426,706

		4,244,319

Midstream Company — 18.0%
Kinder Morgan, Inc.	13,927	451,385
ONEOK, Inc.	416	14,993
Tallgrass Energy GP, LP	536	15,327
Targa Resources Corp.	292	19,318

		501,023

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
General Partner MLP — 6.5%
Alliance Holdings GP L.P.	378	$13,531
Energy Transfer Equity, L.P.(8)	1,521	42,664
EQT GP Holdings, LP	440	14,299
Plains GP Holdings, L.P.(6)(9)	4,402	86,236
Western Gas Equity Partners, LP	421	22,375

		179,105

Shipping MLP — 4.0%
Capital Product Partners L.P.	1,244	8,811
Capital Product Partners L.P. — Class B Units(10)(11)	3,030	25,333
Dynagas LNG Partners LP	833	11,881
Golar LNG Partners LP	1,344	26,574
Höegh LNG Partners LP	38	723
KNOT Offshore Partners LP	224	4,092
Teekay Offshore Partners L.P.	1,911	33,824

		111,238

Other — 3.2%
Clearwater Trust(6)(10)(12)	N/A	260
CSI Compressco LP	264	4,043
Exterran Partners, L.P.	2,005	43,583
SunCoke Energy Partners, L.P.	1,278	16,897
USA Compression Partners, LP	1,218	24,357

		89,140

Total Long-Term Investments (Cost — $3,586,778)		5,124,825

Debt		(1,281,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(524,000)
Current Tax Liability		(22)
Deferred Tax Liability		(742,974)
Other Assets in Excess of Other Liabilities		199,041

Net Assets Applicable to Common Stockholders		$2,775,870

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	On September 30, 2015, Crestwood Equity Partners LP (“CEQP”) and Crestwood Midstream Partners LP (“CMLP”) completed their merger. CMLP unitholders received 2.75 units of CEQP for each CMLP unit that they owned.

(4)	Dividends are paid-in-kind.

(5)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(6)	The Company believes that it is an affiliate of Clearwater Trust, MarkWest Energy Partners, L.P., Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (“Plains GP”). See Note 5 — Agreements and Affiliations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2015

(amounts in 000’s)

(UNAUDITED)

(7)	On July 13, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. (“MWE”) announced the signing of a definitive merger agreement whereby MWE would become a wholly owned subsidiary of MPLX. Under the terms of the agreement, common unitholders of MWE will receive 1.09 MPLX common units and a cash payment of $3.37 for each MWE common unit they own.

(8)	On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”) announced an agreement to combine with The Williams Companies, Inc. (“WMB”). WMB is the general partner of Williams Partners L.P. (“WPZ”). In conjunction with this announcement, WPZ announced the termination of the merger agreement between WMB and WPZ.

(9)	The Company holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Notes 3 and 7 in Notes to Financial Statements.

(10)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(11)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21775 per unit for the third quarter of fiscal 2015.

(12)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2015

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $3,341,056)	$4,459,125
Affiliated (Cost — $245,722)	665,700

Total investments (Cost — $3,586,778)	5,124,825
Cash	207,907
Deposits with brokers	251
Receivable for securities sold	10,548
Dividends and distributions receivable	445
Deferred debt and preferred stock offering costs and other assets	13,665

Total Assets	5,357,641

LIABILITIES
Investment management fee payable	20,268
Accrued directors’ fees and expenses	122
Accrued expenses and other liabilities	13,385
Current income tax liability	22
Deferred income tax liability	742,974
Notes	1,281,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (20,960,000 shares issued and outstanding)	524,000

Total Liabilities	2,581,771

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,775,870

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (111,201,735 shares issued and outstanding, 179,040,000 shares authorized)	$111
Paid-in capital	2,183,747
Accumulated net investment loss, net of income taxes, less dividends	(1,102,694)
Accumulated realized gains, net of income taxes	720,525
Net unrealized gains, net of income taxes	974,181

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,775,870

NET ASSET VALUE PER COMMON SHARE	$24.96

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2015	For the Nine Months Ended August 31, 2015
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$83,833	$258,624
Affiliated investments	11,533	35,275

Total dividends and distributions	95,366	293,899
Return of capital	(76,408)	(234,880)
Distributions in excess of cost basis	(198)	(2,095)

Total Investment Income	18,760	56,924

Expenses
Investment management fees, before investment management fee waiver	20,735	68,245
Administration fees	316	962
Professional fees	159	468
Directors’ fees and expenses	125	357
Reports to stockholders	65	182
Custodian fees	75	240
Insurance	54	177
Other expenses	(434)	(174)

Total expenses — before fee waiver, interest expense, preferred distributions and taxes	21,095	70,457
Investment management fee waiver	(467)	(1,981)
Interest expense and amortization of premium and offering costs	11,824	36,574
Distributions on mandatory redeemable preferred stock and amortization of offering costs	6,124	18,366

Total expenses — before taxes	38,576	123,416

Net Investment Loss — Before Taxes	(19,816)	(66,492)
Current tax expense	(2,427)	(2,427)
Deferred income tax benefit	9,862	26,943

Net Investment Loss	(12,381)	(41,976)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(21,597)	(78,450)
Investments — affiliated	7,627	58,502
Current income tax expense	(743)	(743)
Deferred income tax benefit	6,030	8,248

Net Realized Losses	(8,683)	(12,443)

Net Change in Unrealized Gains
Investments — non-affiliated	(970,796)	(1,392,546)
Investments — affiliated	(169,592)	(258,183)
Deferred income tax benefit	431,739	621,075

Net Change in Unrealized Gains	(708,649)	(1,029,654)

Net Realized and Unrealized Losses	(717,332)	(1,042,097)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(729,713)	$(1,084,073)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2015 (Unaudited)		For the Fiscal Year Ended November 30, 2014
OPERATIONS
Net investment loss, net of tax(1)	$(41,976)		$(81,330)
Net realized gains (losses), net of tax	(12,443)		239,845
Net change in unrealized gains, net of tax	(1,029,654)		364,464

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,084,073)		522,979

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	(2)	(243,150	)(3)
Distributions — return of capital	(217,565	)(2)	(27,182	)(3)

Dividends and Distributions to Common Stockholders	(217,565)		(270,332)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 811,419 and 8,481,751 shares of common stock, respectively	29,388		315,072
Underwriting discounts and offering expenses associated with the issuance of common stock	(549)		(12,488)
Issuance of 711,981 and 777,925 shares of common stock from reinvestment of dividends and distributions, respectively	21,847		27,675

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	50,686		330,259

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(1,250,952)		582,906

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	4,026,822		3,443,916

End of period	$2,775,870		$4,026,822

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. The distributions in the amount of $17,332 paid to holders of MRP Shares during the nine months ended August 31, 2015 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $21,398 paid to holders of MRP Shares for the fiscal year ended November 30, 2014 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(2)	The characterization of the distributions paid to common stockholders for the nine months ended August 31, 2015 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2014 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2015

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(1,084,073)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	234,880
Distributions in excess of cost basis	2,095
Net realized losses	19,948
Net change in unrealized gains	1,650,729
Purchase of long-term investments	(869,038)
Proceeds from sale of long-term investments	1,285,668
Decrease in receivable for common stock offering	137
Decrease in receivable for securities sold	17,938
Increase in interest, dividends and distributions receivable	(8)
Amortization of deferred debt offering costs	2,138
Amortization of mandatory redeemable preferred stock offering costs	1,035
Increase in other assets	(332)
Decrease in investment management fee payable	(5,476)
Decrease in accrued directors’ fees and expenses	(7)
Decrease in accrued expenses and other liabilities	(8,920)
Decrease in current tax liability	(12,176)
Decrease in deferred tax liability	(656,267)

Net Cash Provided by Operating Activities	578,271

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under term loan	(51,000)
Issuance of shares of common stock, net of offering costs	28,839
Redemption of notes	(154,000)
Cash distributions paid to common stockholders	(195,718)

Net Cash Used in Financing Activities	(371,879)

NET INCREASE IN CASH	206,392
CASH — BEGINNING OF PERIOD	1,515

CASH — END OF PERIOD	$207,907

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $21,847 pursuant to the Company’s dividend reinvestment plan.

During the nine months ended August 31, 2015, interest paid related to debt obligations was $43,003 and income tax paid was $15,347.

The Company received $61,762 of paid-in-kind and non-cash dividends and distributions during the nine months ended August 31, 2015. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2015 (Unaudited)		For the Fiscal Year Ended November 30,
			2014	2013	2012

Per Share of Common Stock(1)
Net asset value, beginning of period	$36.71		$34.30	$28.51	$27.01
Net investment income (loss)(2)	(0.38)		(0.76)	(0.73)	(0.71)
Net realized and unrealized gain (loss)	(9.43)		5.64	8.72	4.27

Total income (loss) from operations	(9.81)		4.88	7.99	3.56

Dividends and distributions — auction rate preferred(2)(3)	—		—	—	—

Common dividends(3)	—		(2.28)	(1.54)	(1.54)
Common distributions — return of capital(3)	(1.97)		(0.25)	(0.75)	(0.55)

Total dividends and distributions — common	(1.97)		(2.53)	(2.29)	(2.09)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—
Effect of issuance of common stock	0.02		0.06	0.09	0.02
Effect of shares issued in reinvestment of distributions	0.01		—	—	0.01

Total capital stock transactions	0.03		0.06	0.09	0.03

Net asset value, end of period	$24.96		$36.71	$34.30	$28.51

Market value per share of common stock, end of period	$29.06		$38.14	$37.23	$31.13

Total investment return based on common stock market value(4)	(18.8	)%(5)	9.9%	28.2%	19.3%
Total investment return based on net asset value(6)	(27.6	)%(5)	14.8%	29.0%	13.4%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,775,870		$4,026,822	$3,443,916	$2,520,821
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%		2.4%	2.4%	2.4%
Other expenses	0.1		0.1	0.1	0.2

Subtotal	2.6		2.5	2.5	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.1		1.8	2.1	2.4
Income tax expense	—	(8)	8.3	14.4	7.2

Total expenses	4.7%		12.6%	19.0%	12.2%

Ratio of net investment income (loss) to average net assets(2)	(1.6)%		(2.0)%	(2.3)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(31.2	)%(5)	13.2%	24.3%	11.6%
Portfolio turnover rate	13.5	%(5)	17.6%	21.2%	20.4%
Average net assets	$3,472,729		$3,967,458	$3,027,563	$2,346,249
Notes outstanding, end of period	1,281,000		1,435,000	1,175,000	890,000
Credit facility outstanding, end of period	—		—	69,000	19,000
Term loan outstanding, end of period	—		51,000	—	—
Auction rate preferred stock, end of period	—		—	—	—
Mandatory redeemable preferred stock, end of period	524,000		524,000	449,000	374,000
Average shares of common stock outstanding	110,617,681		107,305,514	94,658,194	82,809,687
Asset coverage of total debt(9)	357.6%		406.2%	412.9%	418.5%
Asset coverage of total leverage (debt and preferred stock)(10)	253.8%		300.3%	303.4%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$12.64		$13.23	$11.70	$10.80

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

For the Fiscal Year Ended November 30,
2011	2010	2009	2008

Per Share of Common Stock(1)
Net asset value, beginning of period	$26.67	$20.13	$14.74	$30.08
Net investment income (loss)(2)	(0.69)	(0.44)	(0.33)	(0.73)
Net realized and unrealized gain (loss)	2.91	8.72	7.50	(12.56)

Total income (loss) from operations	2.22	8.28	7.17	(13.29)

Dividends and distributions — auction rate preferred(2)(3)	—	—	(0.01)	(0.10)

Common dividends(3)	(1.26)	(0.84)	—	—
Common distributions — return of capital(3)	(0.72)	(1.08)	(1.94)	(1.99)

Total dividends and distributions — common	(1.98)	(1.92)	(1.94)	(1.99)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.09	0.16	0.12	—
Effect of shares issued in reinvestment of distributions	0.01	0.02	0.05	0.04

Total capital stock transactions	0.10	0.18	0.17	0.04

Net asset value, end of period	$27.01	$26.67	$20.13	$14.74

Market value per share of common stock, end of period	$28.03	$28.49	$24.43	$13.37

Total investment return based on common stock market value(4)	5.6%	26.0%	103.0%	(48.8)%
Total investment return based on net asset value(6)	8.7%	43.2%	51.7%	(46.9)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,029,603	$1,825,891	$1,038,277	$651,156
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.1%	2.1%	2.2%
Other expenses	0.2	0.2	0.4	0.3

Subtotal	2.6	2.3	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.9	2.5	3.4
Income tax expense	4.8	20.5	25.4	—	(11)

Total expenses	9.7%	24.7%	30.4%	5.9%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(1.8)%	(2.0)%	(2.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.7%	34.6%	43.2%	(51.2)%
Portfolio turnover rate	22.3%	18.7%	28.9%	6.7%
Average net assets	$1,971,469	$1,432,266	$774,999	$1,143,192
Notes outstanding, end of period	775,000	620,000	370,000	304,000
Credit facility outstanding, end of period	—	—	—	—
Term loan outstanding, end of period	—	—	—	—
Auction rate preferred stock, end of period	—	—	75,000	75,000
Mandatory redeemable preferred stock, end of period	260,000	160,000	—	—
Average shares of common stock outstanding	72,661,162	60,762,952	46,894,632	43,671,666
Asset coverage of total debt(9)	395.4%	420.3%	400.9%	338.9%
Asset coverage of total leverage (debt and preferred stock)(10)	296.1%	334.1%	333.3%	271.8%
Average amount of borrowings per share of common stock during the period(1)	$10.09	$7.70	$6.79	$11.52

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2007	2006	2005

Per Share of Common Stock(1)
Net asset value, beginning of period	$28.99	$25.07	$23.91
Net investment income (loss)(2)	(0.73)	(0.62)	(0.17)
Net realized and unrealized gain (loss)	3.58	6.39	2.80

Total income (loss) from operations	2.85	5.77	2.63

Dividends and distributions — auction rate preferred(2)(3)	(0.10)	(0.10)	(0.05)

Common dividends(3)	(0.09)	—	(0.13)
Common distributions — return of capital(3)	(1.84)	(1.75)	(1.37)

Total dividends and distributions — common	(1.93)	(1.75)	(1.50)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	(0.03)
Effect of issuance of common stock	0.26	—	0.11
Effect of shares issued in reinvestment of distributions	0.01	—	—

Total capital stock transactions	0.27	—	0.08

Net asset value, end of period	$30.08	$28.99	$25.07

Market value per share of common stock, end of period	$28.27	$31.39	$24.33

Total investment return based on common stock market value(4)	(4.4)%	37.9%	3.7%
Total investment return based on net asset value(6)	10.2%	23.6%	11.2%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,300,030	$1,103,392	$932,090
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%	3.2%	1.2%
Other expenses	0.2	0.2	0.3

Subtotal	2.5	3.4	1.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.7	0.8
Income tax expense	3.5	13.8	6.4

Total expenses	8.3%	18.9%	8.7%

Ratio of net investment income (loss) to average net assets(2)	(2.3)%	(2.4)%	(0.7)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.3%	21.7%	10.0%
Portfolio turnover rate	10.6%	10.0%	25.6%
Average net assets	$1,302,425	$986,908	$870,672
Notes outstanding, end of period	505,000	320,000	260,000
Credit facility outstanding, end of period	97,000	17,000	—
Term loan outstanding, end of period	—	—	—
Auction rate preferred stock, end of period	75,000	75,000	75,000
Mandatory redeemable preferred stock, end of period	—	—	—
Average shares of common stock outstanding	41,134,949	37,638,314	34,077,731
Asset coverage of total debt(9)	328.4%	449.7%	487.3%
Asset coverage of total leverage (debt and preferred stock)(10)	292.0%	367.8%	378.2%
Average amount of borrowings per share of common stock during the period(1)	$12.14	$8.53	$5.57

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid for the nine months ended August 31, 2015 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Not audited. Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	For the nine months ended August 31, 2015, the Company reported a net deferred income tax benefit of $653,096 (25.1% of average net assets on an annualized basis) primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by unsecured notes (“Notes”) or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(10)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(11)	For the fiscal year ended November 30, 2008, the Company reported a net deferred income tax benefit of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit was dependent on whether there would be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a income tax benefit of 0% was assumed.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Prior to March 9, 2015, the Company reported its net asset value on its website on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At August 31, 2015, the Company held 0.9% of its net assets applicable to common stockholders (0.5% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $25,593. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of August 31, 2015, the Company did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three and nine months ended August 31, 2015, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it has also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The Company believes that the IRS will grant the tax accounting method change and the effective date for the change will be December 1, 2014. The tax accounting method change does not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the nine months ended August 31, 2015, the Company had $234,880 of return of capital and $2,095 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

	For the Three Months Ended August 31, 2015	For the Nine Months Ended August 31, 2015
Return of capital portion of dividends and distributions received	80%	80%
Return of capital — attributable to net realized gains (losses)	$14,698	$22,037
Return of capital — attributable to net change in unrealized gains (losses)	61,710	212,843

Total return of capital	$76,408	$234,880

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

For the three and nine months ended August 31, 2015, the Company estimated the return of capital portion of distributions received to be $76,461 (80%) and $234,933 (80%), respectively. These amounts were decreased by $53 due to 2014 tax reporting information received by the Company in the third quarter of fiscal 2015. In addition, for the three and nine months ended August 31, 2015, the Company estimated the cash distributions that were in excess of cost basis to be $1,120 and $3,017, respectively. These amounts were decreased by $922 due to the 2014 tax reporting information received by the Company in the third quarter of fiscal 2015.

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. In connection with the purchase of units directly from Arc Logistics Partners LP (“ARCX”) in a private investment in public equity (“PIPE investment”) transaction, the Company was entitled to the distribution paid to unitholders of record on May 11, 2015, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the ARCX units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three and nine months ended August 31, 2015, the Company received the following paid-in-kind and non-cash dividends and distributions.

	For the Three Months Ended August 31, 2015	For the Nine Months Ended August 31, 2015
Paid-in-kind dividends
Arc Logistics Partners LP	$—	$536
Enbridge Energy Management, L.L.C.	1,116	3,284

	1,116	3,820
Non-cash distributions
Energy Transfer Partners, L.P.	13,092	33,637
Enterprise Products Partners L.P.	8,695	24,305

	21,787	57,942

Total paid-in-kind and non-cash dividends and distributions	$22,903	$61,762

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock for the nine months ended August 31, 2015 as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) will be determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

Since the Company’s inception, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and nine months ended August 31, 2015, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to fiscal year 2011 remain open and subject to examination by the federal and state tax authorities.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

O.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2015, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$5,124,825	$5,012,996	$86,236	(1)	$25,593

(1)	The Company’s investment in PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Company values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31, 2015. For the nine months ended August 31, 2015, there were no transfers between Level 1 and Level 2.

As of August 31, 2015, the Company had Notes outstanding with aggregate principal amount of $1,281,000 and 20,960,000 shares of MRP Shares outstanding with a total liquidation value of $524,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $524,000 of MRP Shares, Series E ($120,000 liquidation value), Series F ($125,000 liquidation value) and Series G ($50,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of MRP Shares as Level 1 securities. Of the $1,281,000 Notes, the Series HH Notes ($250,000) are registered and are freely tradable. The Company categorizes the Series HH Notes as a Level 2 security. See Note 14 — Subsequent Events. The remaining series of MRP Shares and the remaining Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the remaining Notes ($1,031,000 aggregate principal amount) and the remaining MRP Shares ($229,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2015, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series R through T, V, W, Y through GG and II through OO)	$1,031,000	$1,059,800
Notes (Series HH)	$250,000	$249,800
MRP Shares (Series A, B, C, H and I)	$229,000	$238,200
MRP Shares (Series E, F and G)	$295,000	$298,574

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2015.

Three Months Ended August 31, 2015	Equity Investments
Balance — May 31, 2015	$80,946
Purchases	—
Issuances	—
Transfers out to Level 1 and 2	(50,556)
Realized gains (losses)	—
Unrealized gains (losses), net	(4,797)

Balance — August 31, 2015	$25,593

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Nine Months Ended August 31, 2015	Equity Investments
Balance — November 30, 2014	$191,621
Purchases	47,222
Issuances	536
Transfers out to Level 1 and 2	(212,211)
Realized gains (losses)	—
Unrealized gains (losses), net	(1,575)

Balance — August 31, 2015	$25,593

The $4,797 and $1,575 of net unrealized losses for the three and nine months, ended August 31, 2015 relate to investments that are still held at August 31, 2015, and the Company includes these unrealized losses on the Statement of Operations — Net Change in Unrealized Gains.

The purchases of $47,222 for the nine months ended August 31, 2015 relate to the Company’s investments in Arc Logistics Partners LP (“ARCX”) and Shell Midstream Partners, L.P. (“SHLX”) that were both made in May 2015. The issuance of $536 for the nine months ended August 31, 2015 relates to additional units received from ARCX.

The $50,556 of transfers out for the three months ended August 31, 2015 relates to the Company’s investments in ARCX and SHLX. The $212,211 of transfers out for the nine months ended August 31, 2015 relates to ARCX, SHLX and Plains AAP, L.P. (“PAA GP”).

ARCX and SHLX became marketable during the third quarter of fiscal 2015 when the respective companies filed effective shelf registrations. PAA GP became marketable during the first quarter of fiscal 2015 when its 15-month lock-up expired.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common units will be used for the Class B Units.

The Company also has a private investment in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. The Company uses a discounted cash flow analysis to value its interest in Clearwater Trust using projections provided to the Company

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

by the entities mining such coal reserves as well as internally developed estimates. The Company develops multiple scenarios and probability weights such scenarios to determine the value of Clearwater Trust. These projections are sensitive to changes in assumptions specific to Clearwater Trust as well as estimated levels of production for the entities mining the reserves and general assumptions for the coal industry. Generally, a decrease in the cash flow projections or an increase in the equity rate of return (discount rate) selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of August 31, 2015:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$25,333	- Convertible pricing model	- Credit spread	8.8%	9.3%	9.0%
public companies – valued based on pricing model			- Volatility - Discount for marketability	35.0% 7.0%	40.0% 7.0%	37.5% 7.0%

Equity securities of	260	- Discounted cash flow	- Equity rate of return	35%	35%	35%
private trust

Total	$25,593

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2015, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	90.5%
Midstream Energy Companies	99.7%
Largest single issuer	12.8%
Restricted securities	2.2%

(1)	Securities of MLPs consist of energy-related partnerships and their affiliates (including affiliates of MLPs that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in a MLP) and partnerships that elected to be taxed as a corporation for federal income tax purposes.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. KAFA has also entered into a fee waiver agreement with the Company that provides for a management fee of 1.375% on average total assets up to $4,500,000, a fee of 1.25% on average total assets between $4,500,000 and $9,500,000, a fee of 1.125% on average total assets between $9,500,000 and $14,500,000 and a fee of 1.0% on average total assets in excess of $14,500,000. The investment management agreement and fee waiver agreement expire on March 31, 2016 (the term was recently extended from December 11, 2015 by the Company’s Board of Directors). For the nine months ended August 31, 2015, the Company paid management fees at an annual rate of 1.35% of the Company’s average quarterly total assets (as defined in the investment management agreement).

On July 23, 2015, KAFA, Kayne Anderson Capital Advisors, L.P., the managing member of KAFA (“KACALP”), and Ares Management, L.P. (“Ares”), entered into a business combination and merger agreement (the “Merger”). Under the terms of the Company’s investment management agreement, the Merger would have caused a technical change of control at KAFA, resulting in a termination of the current investment management agreement.

On July 8, 2015, the Board of Directors approved a new investment management agreement between the Company and KAFA (the “New Agreement”), subject to the approval of the Company’s stockholders that would take effect upon closing of the Merger. In September, the Company sent proxy materials (the “Proxy Materials”) to stockholders calling for a special meeting of stockholders (the “Special Meeting”) for the purpose of considering and voting on the New Agreement.

On October 27, 2015, KACALP and Ares announced an agreement to terminate the Merger. As a result of the Merger being terminated, the Company announced that its Board of Directors has withdrawn the proposal for stockholders to approve the New Agreement and cancelled the Special Meeting. KAFA will continue to serve as the investment adviser for the Company, and the current management agreement will remain in place. See Note 14 — Subsequent Events.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of August 31, 2015, the Company believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Company.

Clearwater Trust — At August 31, 2015, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of KACALP, the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses, if any.

During the nine months ended August 31, 2015, the Company paid $14,573 of federal income taxes and paid $773 of state income taxes. During the third quarter of fiscal 2015, the Company changed its state tax rate from 2.1% to 1.7% (net of federal benefit), based on updated information on the application of state tax law. As of August 31, 2015, the components of the Company’s tax assets and liabilities are as follows.

Current income tax liability	$(22)
Deferred tax assets:
Net operating loss carryforwards — Federal	$39,980
Net operating loss carryforwards — State	2,994
AMT credit carryforwards	8,505
Deferred tax liabilities:
Net unrealized gains on investment securities	(794,453)

Total deferred tax liability, net	$(742,974)

At August 31, 2015, the Company had a federal net operating loss carryforward of $117,193 (deferred tax asset of $39,980). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforward has an expiration date of 2035. In addition, the Company has state net operating loss carryforwards of $117,235 (deferred tax asset of $2,994). The majority of the state net operating loss carryforwards expires during 2035.

At August 31, 2015, the Company had alternative minimum tax (“AMT”) credit carryforwards of $8,505. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	For the Three Months Ended August 31, 2015	For the Nine Months Ended August 31, 2015
Computed federal income tax at 35%	$410,961	$608,009
State income tax, net of federal tax	17,043	28,853
Effect of change in state tax rate (0.44% decrease)	16,662	16,662
Non-deductible distributions on MRP Shares and dividend received deductions	(205)	(428)

Total income tax benefit	$444,461	$653,096

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, the Company reduces the GAAP and tax cost basis of its MLP investments by the cash distributions received, and increases or decreases the tax cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the nine months ended August 31, 2015, the Company reduced its tax cost basis by $323,224 due to its fiscal 2014 net allocated losses from its MLP investments.

On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has recently come to the conclusion that the average cost method is a more certain tax position.

The Company believes that the IRS will grant the tax accounting method change and the effective date for the change will be December 1, 2014. Had the Company utilized the average cost method since its inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may potentially result in a reclassification of a portion of the Company’s deferred tax liability to a current tax liability. As of November 30, 2014, approximately $39,500 of the Company’s deferred tax liability would have been subject to reclassification. The Company expects the IRS to allow the recognition of income associated with the tax accounting method change over four years beginning in fiscal 2015, which could result in $9,875 of deferred tax liability being reclassified to a current tax liability each year. However, there may not be any current tax liability if the Company is in a taxable loss position in any of the next four years or has sufficient net operating loss carryforwards. During the nine months ended August 31, 2015, the Company utilized net operating losses to offset the incremental amount of taxable income associated with the tax accounting method change. The tax accounting method change does not change the Company’s net asset value. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At August 31, 2015, the cost basis of investments for federal income tax purposes was $3,062,944. The cost basis for federal income tax purposes is $523,834 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At August 31, 2015, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$2,176,788
Gross unrealized depreciation of investments	(114,907)

Net unrealized appreciation of investments	$2,061,881

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale. At August 31, 2015, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Plains GP Holdings, L.P.
Partnership Interest	(2)	(3)	4,402	$14,667	$86,236	$19.59	3.1%	1.7%
Level 3 Investments(4)
Capital Product Partners L.P.
Class B Units	(2)	(5)	3,030	$20,377	$25,333	$8.36	0.9%	0.5%
Clearwater Trust
Trust Interest	(6)	(7)	N/A	2,758	260	N/A	—	—

Total				$23,135	$25,593		0.9%	0.5%

Total of all restricted securities				$37,802	$111,829		4.0%	2.2%

(1)	The Company values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”). See Note 3 — Fair Value.

(2)	Security was acquired at various dates in prior fiscal years.

(3)	The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	The Company holds an interest in the Clearwater Trust consisting primarily of a coal royalty interest. See Note 5 — Agreements and Affiliations.

(7)	Unregistered security of a private trust.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. There were no outstanding derivative instruments at August 31, 2015. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — There were no transactions in option contracts for the three months ended August 31, 2015. Transactions in option contracts for the nine months ended August 31, 2015 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2014	—	$—
Options written	1,000	66
Options subsequently repurchased	—	—
Options exercised	(1,000)	(66)
Options expired	—	—

Options outstanding at August 31, 2015	—	$—

9.    Investment Transactions

For the nine months ended August 31, 2015, the Company purchased and sold securities in the amounts of $869,038 and $1,285,668 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

At August 31, 2015, the Company had a $250,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility has a three-year term, maturing on March 4, 2016. Under the Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 1.60% based on current asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility. For the nine months ended August 31, 2015, the Company had no borrowings under the Credit Facility.

At August 31, 2015, the Company had a $150,000 unsecured term loan (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Term Loan. For the nine months ended August 31, 2015, the average amount outstanding under the Term Loan was $4,142 with a weighted average interest rate of 1.53%. As of August 31, 2015, the Company had no outstanding borrowings under the Term Loan. Amounts borrowed under the Term Loan may be repaid and subsequently reborrowed. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

As of August 31, 2015, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.    Notes

At August 31, 2015, the Company had $1,281,000 aggregate principal amount of Notes outstanding. The Company redeemed the Series X Notes on May 4, 2015, the Series O Notes on May 7, 2015, and the Series Q and Series U Notes on August 6, 2015. In addition, the Company redeemed its Series HH Notes during September 2015. See Note 14 — Subsequent Events. The table below sets forth the key terms of each series of the Notes at August 31, 2015.

Series	Principal Outstanding, November 30, 2014	Principal Redeemed	Principal Outstanding, August 31, 2015	Estimated Fair Value August 31, 2015	Fixed/Floating Interest Rate	Maturity Date
O	$65,000	$(65,000)	$—	$—	4.210%	5/7/15
Q	15,000	(15,000)	—	—	3.230%	11/9/15
R	25,000	—	25,000	26,000	3.730%	11/9/17
S	60,000	—	60,000	64,600	4.400%	11/9/20
T	40,000	—	40,000	43,200	4.500%	11/9/22
U	60,000	(60,000)	—	—	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	70,000	71,500	3.710%	5/26/16
W	100,000	—	100,000	106,200	4.380%	5/26/18
X	14,000	(14,000)	—	—	2.460%	5/3/15
Y	20,000	—	20,000	20,400	2.910%	5/3/17
Z	15,000	—	15,000	15,500	3.390%	5/3/19
AA	15,000	—	15,000	15,600	3.560%	5/3/20
BB	35,000	—	35,000	36,500	3.770%	5/3/21
CC	76,000	—	76,000	79,400	3.950%	5/3/22
DD	75,000	—	75,000	75,700	2.740%	4/16/19
EE	50,000	—	50,000	50,700	3.200%	4/16/21
FF	65,000	—	65,000	66,000	3.570%	4/16/23
GG	45,000	—	45,000	45,300	3.670%	4/16/25
HH	250,000	—	250,000	249,800	3-month LIBOR + 125 bps	8/19/16
II	30,000	—	30,000	30,400	2.880%	7/30/19
JJ	30,000	—	30,000	30,700	3.460%	7/30/21
KK	80,000	—	80,000	82,600	3.930%	7/30/24
LL	50,000	—	50,000	50,100	2.890%	10/29/20
MM	40,000	—	40,000	39,900	3.260%	10/29/22
NN	20,000	—	20,000	20,000	3.370%	10/29/23
OO	90,000	—	90,000	89,500	3.460%	10/29/24

	$1,435,000	$(154,000)	$1,281,000	1,309,600

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. For the nine months ended August 31, 2015, the weighted average interest rate on the outstanding Notes was 3.20%.

As of August 31, 2015, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness,

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At August 31, 2015, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At August 31, 2015, the Company had 20,960,000 shares of MRP Shares outstanding, with a total liquidation value of $524,000 ($25.00 per share). The table below sets forth the key terms of each series of the MRP Shares at August 31, 2015.

Series	Liquidation Value August 31, 2015	Estimated Fair Value August 31, 2015	Rate	Maturity Redemption Date
A	$104,000	$109,000	5.57%	5/7/17
B	8,000	8,300	4.53%	11/9/17
C	42,000	45,200	5.20%	11/9/20
E(1)	120,000	121,824	4.25%	4/1/19
F(2)	125,000	125,650	3.50%	4/15/20
G(3)	50,000	51,100	4.60%	10/1/21
H	50,000	50,900	4.06%	7/30/21
I	25,000	24,800	3.86%	10/29/22

	$524,000	$536,774

(1)	Series E MRP Shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.38 as of August 31, 2015.
(2)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.13 as of August 31, 2015.
(3)	Series G MRP Shares are publicly traded on the NYSE under the symbol “KYNPRG”. The fair value is based on the price of $25.55 as of August 31, 2015.

Holders of the series A, B, C, H and I MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series E, F and G MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series A, B, C, H and I	Series E, F and G
Rating as of August 31, 2015 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At August 31, 2015, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

During the nine months ended August 31, 2015, the Company issued 811,419 shares of common stock pursuant to its “at-the-market” offering program (the “ATM program”) at an average price of $36.22 per share (gross proceeds of $29,388). On April 1, 2015, the Company renewed its ATM program which enables it to offer up to $100,000 of common stock. The Company pays the sales agent a total commission of up to 2% of the gross sales price per share for shares sold pursuant to the ATM program.

At August 31, 2015, the Company had 179,040,000 shares of common stock authorized and 111,201,735 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the nine months ended August 31, 2015 were as follows:

Shares outstanding at November 30, 2014	109,678,335
Shares issued through reinvestment of distributions	711,981
Shares issued in connection with the offerings of common stock	811,419

Shares outstanding at August 31, 2015	111,201,735

14.    Subsequent Events

On July 23, 2015, KA Fund Advisors, LLC (“KAFA”), Kayne Anderson Capital Advisors, L.P., the managing member of KAFA (“KACALP”), and Ares Management, L.P. (“Ares”), entered into a business

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

combination and merger agreement (the “Merger”). Under the terms of the Company’s investment management agreement, the Merger would have caused a technical change of control at KAFA, resulting in a termination of the current investment management agreement. In September, the Company sent proxy materials (the “Proxy Materials”) to stockholders calling for a special meeting of stockholders (the “Special Meeting”) for the purpose of considering and voting on the new investment management agreement (the “New Agreement”).

On October 27, 2015, KACALP and Ares announced an agreement to terminate the Merger. As a result of the Merger being terminated, the Company announced that its Board of Directors has withdrawn the proposal for stockholders to approve the New Agreement and cancelled the Special Meeting. KAFA will continue to serve as the investment adviser for the Company, and the existing management agreement will remain in place until it expires on March 31, 2016.

On September 16, 2015, the Company declared its quarterly distribution of $0.6575 per common share for the third quarter of fiscal 2015 for a total quarterly distribution payment of $73,115. The distribution was paid on October 9, 2015 to common stockholders. Of this total, pursuant to the Company’s dividend reinvestment plan, $7,936 was reinvested into the Company through the issuance of 323,277 shares of common stock.

On September 24, 2015, the Company redeemed $125,000 of its Series HH Notes that were scheduled to mature on August 19, 2016. On September 29, 2015, the Company redeemed the remaining $125,000, of its Series HH Notes. The Series HH Notes were redeemed at a price of 102% plus accrued interest.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.